UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2026

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on September 26, 2025, Sonoma Pharmaceuticals, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Agreement”), with Ladenburg Thalmann & Co. Inc. (“Ladenburg”), pursuant to which the Company may offer and sell, from time to time, through Ladenburg, as agent, shares of its common stock, $0.0001 par value per share.

Sales of shares of common stock under the Agreement are made pursuant to the registration statement on Form S-3 (File No. 333-275311), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”), on November 20, 2023, and a related prospectus supplement filed with the SEC on September 26, 2025 (the “Prospectus Supplement”), which registered the sale of up to $2,070,463 of common stock. From September 26, 2025 through the date hereof, we sold an aggregate of 173,073 shares of our common stock for an aggregate purchase price of $574,633 under Agreement.

As of the date hereof, the amount of common stock that we may offer pursuant to General Instruction I.B.6 of Form S-3 has increased to an aggregate offering price of $3,641,703.

On June 18, 2026, we filed a supplement to the Prospectus Supplement with the Securities and Exchange Commission amending and supplementing the Prospectus Supplement to increase the aggregate offering price to $3,641,703, including the $1,495,830 shares of common stock that were previously registered pursuant to the Prospectus Supplement and not sold to date.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 26, 2025.

A copy of the opinion of Polsinelli PC relating to the validity of the shares of common stock that will be issued pursuant to the Agreement and the Supplement to the Prospectus Supplement is attached hereto as Exhibit 5.1 to this current report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	At Market Issuance Sales Agreement, by and between the Company and Ladenburg Thalmann & Co. Inc., dated September 26, 2025 (included as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 26, 2025.
5.1*	Opinion of Polsinelli PC.
23.1	Consent of Polsinelli PC (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

____________

*    Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: June 18, 2026	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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